EXHIBIT A


------------------------------------------------- ------------------- ---------------------- ------------------------
NAME OF FUND                                          EXPENSE CAP         EFFECTIVE DATE         EXPENSE CAP TERM
                                                    (OF AVERAGE NET
                                                        ASSETS)
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust Dow Jones Select MicroCap Index(SM)          0.60%           December 6, 2010         April 30, 2016
Fund
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust Morningstar(R) Dividend Leaders(SM)          0.45%          December 20, 2010
Index Fund                                                                                        April 30, 2016
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First Trust Nasdaq-100 Equal Weighted Index(SM)          0.60%           December 6, 2010
Fund                                                                                              April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust Nasdaq-100 Technology Sector                 0.60%           December 6, 2010
Index(SM) Fund                                                                                    April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust US IPO Index Fund                            0.60%           January 3, 2011          April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust NYSE Arca Biotechnology Index                0.60%           January 3, 2011
Fund                                                                                              April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust Capital Strength ETF                         0.65%           January 3, 2011          April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust Dow Jones Internet Index(SM) Fund            0.60%           December 6, 2010
                                                                                                  April 30, 2016
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First Trust Nasdaq-100 Ex-Technology Sector              0.60%           December 6, 2010
Indexsm Fund                                                                                      April 30, 2016
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First Trust Nasdaq(R) Clean Edge(R) Green Energy         0.60%           January 3, 2011
Index Fund                                                                                        April 30, 2016
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First Trust Total US Market AlphaDEX ETF (fka
First Trust Value Line(R) Equity Allocation              0.70%           December 6, 2010
Index Fund)                                                                                       April 30, 2016
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First Trust Value Line(R) Dividend Index Fund            0.70%           January 3, 2011
                                                                                                  April 30, 2016
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First Trust S&P REIT Index Fund                          0.50%           December 6, 2010         April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust ISE-Revere Natural Gas Index Fund            0.60%           January 20, 2011
                                                                                                  April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust ISE Water Index Fund                         0.60%           December 6, 2010         April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust ISE Chindia Index Fund                       0.60%           January 3, 2011          April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust Value Line(R) 100 Exchange-Traded            0.70%           January 3, 2011
Fund                                                                                              April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
First Trust Nasdaq(R) ABA Community Bank Index           0.60%           January 3, 2011
Fund                                                                                              April 30, 2016
------------------------------------------------- ------------------- ---------------------- ------------------------
